SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 22, 2004

KVH Industries, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-28082 (Commission File Number)

05-0420589 (IRS Employer Identification No.)

50 Enterprise Center Middletown, RI (Address of Principal Executive Offices)	02842 (Zip Code)

Registrant’s telephone number, including area code: (401) 847- 3327 N/A (Former Name or Former Address, if Changed Since Last Report)

        We are filing this amended Form 8-K/A to correct typographical errors found on the EDGAR version of the March 31, 2004 balance sheet included in Exhibit 99.1 entitled "KVH Industries Announces Results for the First Quarter" previously reported on Form 8-K dated April 22, 2004.

ITEM 12.    RESULTS OF OPERATION AND FINANCIAL CONDITION.

         On April 22, 2004, KVH Industries, Inc. issued a press release regarding its financial results for the fiscal quarter ended March 31, 2004. The press release is attached hereto as exhibit 99.1 and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KVH INDUSTRIES, INC.

Date: April 26, 2004	BY: /s/ Patrick J. Spratt —————————————— Patrick J. Spratt Chief Financial Officer

EXHIBIT INDEX Exhibit No. Description 99.1 April 22, 2004 press release entitled "KVH Industries Announces Results for the First Quarter"